April 2025 Unique biology Precision therapeutics Broad impact NASDAQ LISTED FHTX

| Forward Looking Statements 2 This presentation contains forward-looking statements that are based on management's beliefs and assumptions and on information currently available to management. All statements other than statements of historical facts contained in this presentation are forward- looking statements. In some cases, you can identify forward-looking statements by terms such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: the potential outcomes from our collaboration agreement with Lilly; the initiation, timing, progress and results of our research and development programs and pre-clinical studies and clinical trials, including with respect to our Phase 1 dose escalation trial of FHD-909 with Lilly; our ability to advance product candidates that we may develop and to successfully complete preclinical and clinical studies; our ability to leverage our initial programs to develop additional product candidates using our Gene Traffic Control Platform®; the impact of exogeneous factors, including macroeconomic and geopolitical circumstances, on our and our collaborators’ business operations, including our research and development programs and pre-clinical studies; developments related to our competitors and our industry; our ability to expand the target populations of our programs and the availability of patients for clinical testing; our ability to obtain regulatory approval for FHD-909 and any future product candidates from the FDA and other regulatory authorities; our ability to identify and enter into future license agreements and collaborations; our ability to continue to rely on our CDMOs and CROs for our manufacturing and research needs; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; the scope of protection we are able to establish, maintain and enforce for intellectual property rights covering FHD-909, our future products and our Gene Traffic Control Platform; and our use of proceeds from capital-raising transactions, estimates of our expenses, capital requirements, and needs for additional financing. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Additional important factors to be considered in connection with forward-looking statements are described in the Company's filings with the Securities and Exchange Commission, including withing the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Any forward-looking statements represent the Company’s views only as of the date of this presentation and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. The Company’s business is subject to substantial risks and uncertainties.

| Foghorn is a Leader in Chromatin Biology, Successfully Drugging Challenging Targets 3 Multi-billion Dollar Opportunities First-in-Class and Best-in-Class Approaches Selective Target Engagement Strategic Partnership: Multiple Programs Targeting chromatin regulation, implicated in up to 50% of all tumors Unlocking selectivity of previously undruggable targets Innovating selective protein degradation with capabilities in induced proximity Leveraging a proven drug development platform with expansive potential

| Chromatin Regulatory System Orchestrates Gene Expression: Multiple Opportunities for Targets and Therapeutics 4 Chromatin – compacted form of DNA inside the nucleus of the cell Chromatin Remodeling Complexes – specialized multiprotein machines that allow access to DNA Targets: SMARCA2, ARID1B Transcription Factors – proteins that help turn specific genes "on" or "off" by working in concert with the chromatin remodeling complex to bind to DNA Targets: Multiple TFs Other Chromatin Binding Proteins involved in gene expression / function Targets: CBP, EP300 Chromatin Regulatory System genes are implicated across a wide range of cancers Leveraging synthetic lethality and lineage dependencies

| Foghorn has Achieved Selectivity Where Others Have Failed 5 Potential in up to 10% of NSCLC and 5% of all solid tumors Challenge: Industry has failed to develop a selective inhibitor Role in both solid and heme malignancies Challenge: Toxicity with dual inhibition, difficulty engineering selectivity Potential in up to 5% of all solid tumors Challenge: Industry unsuccessful in drugging Role in bladder, colorectal, breast, gastric, lung cancers Challenge: Toxicity with dual inhibition, difficulty engineering selectivity FHD-909 First selective SMARCA2 inhibitor in the clinic Selective ARID1B Degrader Potent and selective binders First to achieve selective degradation Selective EP300 Degrader Selective oral degraders with anti-tumor activity & favorable preclinical tolerability Selective CBP Degrader Selective degradation with anti-tumor activity & favorable preclinical tolerability SMARCA2 = BRM SMARCA2 CBP EP300 ARID1B

| Foghorn’s Gene Traffic Control® Platform Designed to Deliver Precision, First-in-Class Therapeutics: Integrated, Scalable, Efficient, Repeatable 6 1. Chromatin Biology • Bioinformatics • Genomics • Epigenomics 2. Assays & Biochemistry Capabilities 3. Chemistry & Drugging • Selective, small molecules (inhibitors, protein degraders, TF disruptors) • Protein degradation platform • Formulation & long-acting delivery Identify Dependencies Legend: Patents | Know How / Trade Secret “What to Drug” “How to Drug” Deep mechanistic understanding of chromatin regulatory system Biology first, small molecule modality agnostic Engineering selectivity via unique assays and protein capabilities • Protein purification, production & interrogation • High fidelity, difficult to make proteins • In silico modeling and computational chemistry “Where to Drug”

| Degrader Design Degrader Optimization Degrader Development Best-in-Class Degrader • In Vitro efficacy • Indication selection • Combinations • Resistance mechanisms • In Vivo models • PK/PD determination, modeling and dose prediction • Proprietary E3 ligase binders o ~ 15 -17 in internal library o UBR5 • Structural prediction/ docking • Well-developed toolkit • Flexibility-rigidity • Charge • Hydrophobicity • Commercial and proprietary covalent and fragment screening libraries • Target binders • Specificity / Selectivity (global proteomics) • Kinetics (Dmax/DC50) • Cooperativity (e.g. ternary complex) • Permeability • MoA characterization • Cellular and permeability assays • Oral, IV and LAI formulation for drug delivery Computational Chemistry (ML, AI, Virtual Screens) Proprietary E3 Ligase Libraries Binder DiscoveryLinker Toolkit Degrader Mechanics Exploratory Biology In Vivo Validation (Efficacy and Safety) Proprietary Formulation & Delivery Platform Platform of Proprietary Tools and Unique Know-How Enables Development of Best-in-Class Degraders 7 Platform has potential for therapeutic area expansion (e.g., immunology and inflammation)

| Foghorn: First-in-Class Precision Therapies with Potential for Multi-Billion Dollar Opportunities Across Oncology 8 Modality Program Phase 1 Enzyme Inhibitors Transcription Factor Disruptors Undisclosed Protein Degraders Partner FHD-909* (Selective SMARCA2) 3 Discovery Programs Undisclosed Partnered Undisclosed Disease SMARCA4 mutant cancers (e.g., NSCLC, bladder, endometrial, colorectal) Selective SMARCA2 SMARCA4 mutant cancers (e.g., NSCLC, bladder, endometrial, colorectal) Selective ARID1B ARID1A mutant cancers (e.g., ovarian, endometrial, colorectal) Selective CBP EP300 mutant cancers (e.g., bladder, gastric, breast, NSCLC, colorectal) Selective EP300 EP300 dependent cancers (e.g., prostate, DLBCL), CBP mutant cancers (e.g., NSCLC, bladder) Undisclosed Undisclosed Undisclosed Pre-Clinical Phase 2 / 3Discovery *LY4050784 SMARCA2 = BRM

| Advancing Multiple Programs with Near-Term Milestones Through 2026 9 Phase 1 Monotherapy DataFHD-909* (LY4050784) (Selective SMARCA2 Inhibitor) 2026IND / Phase 1 InitiationSelective CBP Degrader 2026IND / Phase 1 InitiationSelective EP300 Degrader ConfidentialIND / Phase 1 InitiationSelective SMARCA2 Degrader* ConfidentialTarget Disclosure and INDLilly Target #2 2025Program UpdateSelective ARID1B Degrader * 50/50 U.S. economic split Confidential

| FHD-909 is Being Developed in Collaboration with Lilly; Landmark Agreement Signed in December 2021 Significant Upfront and Economics Strong Momentum and Shared Vision Ongoing Discovery Programs • $300 million cash • $80 million in Foghorn common stock at a price of $20 per share • 50/50 U.S. economic split on SMARCA2- target and another undisclosed program • Tiered ex-U.S. royalties ranging from low double-digit into 20s • Lilly is a leading oncology company with a track record of innovation and execution • Lilly selected FHD-909 for development and initiated the first clinical trial in 2024 • Thorough evaluation of FHD-909 in models of SMARCA2 dependent tumors • Three additional programs as part of collaboration (undisclosed) • Potential to earn royalties and up to $1.3 billion in potential milestones across these three programs 10

| Developing First-in-Class Precision Medicines Targeting Major Unmet Needs in Cancer 11 Large Market Potential Chromatin biology is implicated in up to 50% of tumors, potentially impacting ~2.5 million patients Foghorn’s current pipeline potentially addresses more than 500,000 of these patients Broad pipeline across a range of targets and small molecule modalities Major Strategic Collaboration Strategic collaboration with Lilly; $380 million upfront; 50/50 U.S. economic split on two lead programs Well- Funded $243.7 million in cash and equivalents (as of 12/31/2024) Cash runway into 2027 Shares outstanding: approximately 62.5M* Value Drivers Selective SMARCA2 Inhibitor, FHD-909, partnered with Lilly, in Phase 1 trial Advancement of preclinical assets (Selective SMARCA2 Degrader, CBP, EP300, ARID1B) towards INDs Protein degrader platform with expansion into induced proximity Leader in Unique Area of Cancer Biology Foghorn is a leader in targeting chromatin biology, which has the potential to address underlying dependencies of many genetically defined cancers Platform with initial focus in oncology, therapeutic area expansion potential *Includes common shares outstanding and pre-funded warrants as of 12/31/2024.

Selective SMARCA2 Programs For SMARCA4 Mutated Cancers • FHD-909 (LY4050784) – Selective SMARCA2 Inhibitor • Selective SMARCA2 Degrader 12

| SMARCA2: Clinical-stage FHD-909 Selective SMARCA2 Inhibitor and Preclinical Selective SMARCA2 Degrader 13 Selective SMARCA2 Inhibitor FHD-909* Selective SMARCA2 Degrader Biology Exploit the synthetic lethal relationship between SMARCA2 and mutated SMARCA4 Status Phase 1 monotherapy dose escalation trial ongoing Advancing through late preclinical development Opportunity SMARCA4 mutated cancer including ~10% of NSCLC and up to 5% of all solid tumors Lilly Partnership 50/50 global R&D cost share | 50/50 U.S. economics | tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties *LY4050784

| Selective SMARCA2 Inhibition: Promising Strategy to Exploit Synthetic Lethal Relationship Between SMARCA2 and Mutant SMARCA4 14 No SMARCA4 Mutations SMARCA4 Mutation SMARCA4 Mutation and SMARCA2i Cell Survival Cell Death Healthy Cells Cancer Cells SMARCA4 SMARCA2 BAF Complex BAF Complex Mutant SMARCA4 BAF Complex SMARCA2i Precision medicine targeting synthetic lethal relationships is a proven clinical approach now used in multiple cancers (e.g., PARP inhibitors) SMARCA4 SMARCA2

| SMARCA4 is Mutated in Up to 10% of NSCLC; Up to 5% of Solid Tumors 15 SMARCA4 mutated across a broad range of tumors Accounts for ~5% of solid tumors AACR GENIE via cBioPortal

| NSCLC patients with SMARCA4 mutations: ─ Poor prognosis ─ Shorter overall survival ─ Less responsive to immune checkpoint inhibitors ─ Clinically definable, high unmet need population SMARCA4 Mutated in Up to 10% of NSCLC Tumors, Minimal Overlap With Other Mutations2 Overall Survival for SMARCA4wt vs SMARCA4mut1 SMARCA4 Mutations are Consequential – in NSCLC, Patients with Mutated SMARCA4 Have Significantly Worse Clinical Outcomes 16 SMARCA4 10% KRAS 29% EGFR 26% ALK 7% RET 4% MET 7% Source: 1. Alessi et al DOI: 10.1016/j.jtho.2023.01.091; 2. TCGA via cBioPortal O ve ra ll Su rv iv al (% ) Months Supporting references: • Gandhi, et al, 2025; DOI: 10.1016/j.jtho.2025.01.016 • Alessi, et al, 2023; DOI: 10.1016/j.jtho.2023.01.091 • Negrao, et al, 2023; DOI: 10.1158/2159-8290.Cd-22-1420 • Liu, et al, 2021; DOI: 10.1002/1878-0261.12831 • Fernando, et al, 2020; DOI: 10.1038/s41467-020-19402-8 • Schoenfeld, et al, 2020DOI: 10.1158/1078-0432.ccr-20-1825

| When SMARCA4 and KRAS Mutations Co-Occur, Patients Have Even Worse Outcomes to Standard of Care Treatment In response to PD(L)-1 therapy, Patients with Co-Occurring SMARCA4 and KRAS Mutations have a Shorter ORR, PFS, and OS than Patients with only KRASmut 17 Overall Response Rate (ORR) Source: Alessi et al DOI: 10.1016/j.jtho.2021.03.024 Progression-Free Survival (PFS) Overall Survival (OS) Median PFS, months (95% CI) Median OS, months (95% CI) KRAS mut + SMARCA4 wt (n:159): 15.1 (11.2–20.1) KRAS mut + SMARCA4 mut (n:17): 3.0 (1.0–9.3) HR = 0.25 [95% CI: 0.14–0.42] P < 0.001 HR = 0.29 [95% CI: 0.17–0.50] P < 0.001 0.0% (0/17) KRAS mut + SMARCA4 wt (n:159): 4.1 (2.8–6.0) KRAS mut + SMARCA4 mut (n:17): 1.4 (0.9–2.0) P = 0.03 22.0% (35/159)

| FHD-909 is Highly Selective for SMARCA2 over SMARCA4 18 FHD-909 Demonstrated Approximately 33-fold Selectivity Across SMARCA4 Mutant and Wild-Type Cell Lines In Vitro SMARCA4 WT SMARCA4 MUT 0.0001 0.001 0.01 0.1 1 A b s o lu te I C 5 0 ( μ M ) NCI-H2122 CALU6 NCI-H2172 NCI-H441 NCI-H2170 NCI-H460 NCI-H1703 NCI-H358 NCI-H2009 NCI-H1944 NCI-H1299 A549 RERFLCAI NCI-H1693 NCI-H1568 NCI-H2023 NCI-H838 SMARCA4 (WT) SMARCA4 (MUT) (SMARCA2 Only)(SMARCA2 & SMARCA4) Selectivity = 33x Median IC50 (µM) SMARCA4 WT 0.0932 SMARCA4 MUT 0.0028 NCI-H460, Lung model (NSCLC / SMARCA4-wildtype) FHD-909 is highly selective in vivo, as it does not inhibit growth of a SMARCA4-wildtype xenograft model of lung cancer IC50 values are corrected for FBS binding Note: All doses were well tolerated. Dosing holidays were applied to the 60mg/kg FHD-909 dose groups as appropriate.

| FHD-909 Monotherapy Demonstrated Regression In Vivo in NCI-H2126 SMARCA4 Mutant NSCLC Model at Tolerated Doses 19 NCI-H2126 Reduction in Tumor Volume NCI-H2126 Body Weight Genetic Background: SMARCA4 W764R, TP53 E62*, STK11-/-, CDKN2A-/-, KEAP1 R272C NOTE: All doses were well tolerated. Dosing holidays were applied at the high dose, as appropriate. 0 7 14 21 28 100 150 200 250 300 350 Days of Dosing (Dose Start Day1) T u m o r v o lu m e ( m m 3 ) Vehicle Control FHD-909, 20mg/kg, PO, BID FHD-909, 40mg/kg, PO, BID FHD-909, 60mg/kg, PO, BID 0 7 14 21 28 80 90 100 110 120 Days of Dosing (Dose Start Day1) B o d y W e ig h t (% o f S ta rt in g W e ig h t) T u m o r V o lu m e ( m m 3 )

| FHD-909 Monotherapy Demonstrated Strong In Vivo Activity Across SMARCA4 Mutant NSCLC Models at Tolerated Doses 20 0 7 14 21 28 0 250 500 750 1000 1250 1500 Days of Dosing (Dose Start Day1) T u m o r V o lu m e ( m m 3 ) Vehicle Control 20mg/kg LY4050784, PO, BID 40mg/kg LY4050784, PO, BID 0 7 14 21 28 200 400 600 800 1000 1200 Days of Dosing (Dose Start Day1) T u m o r V o lu m e ( m m 3 ) Vehicle Control FHD-909 20mg/kg, BID, PO FHD-909, 40mg/kg, BID, PO FHD-909, 60mg/kg, BID, PO 0 7 14 21 28 100 200 300 400 500 Days of Dosing (Dose Start Day1) T u m o r V o lu m e ( m m 3 ) Vehicle Control FHD-909, 20mg/kg, BID, PO FHD-909, 40mg/kg, BID, PO FHD-909, 60mg/kg, BID, PO A549 Model RERF-LC-AI Model NCI-H1793 Model Genetic Background: SMARCA4, Q729fs / H736Y, KRAS G12S, STK11-/-, CDKN2A-/-, KEAP1 G333C Genetic Background: SMARCA4 mut p.E1496*, TP53 p.Q104*, NF1 p.E1699* Genetic Background: SMARCA4, E514*, TP53 R209* R273H, ARID1A C884* NOTE: All doses were well tolerated. Dosing holidays were applied to the 60 mg/kg dose groups, as appropriate.

| Chemotherapy Targeted Therapies FHD-909 is Positioned to Be Evaluated in Combination with Standard Therapies 2025 AACR Data FHD-909 shows significant anti-tumor activity preclinically in combination with standard therapies in NSCLC 21 Cisplatin PemetrexedPaclitaxel KRAS inhibitorsPembrolizumab

| FHD-909 in Combination with Standard Therapies Demonstrates Significant Activity in the A549 (SMARCA4 mutant, KRAS G12S) Xenograft NSCLC Model 22 Vehicle Control FHD-909 60mg/kg BID, PO Cisplatin 4mg/kg IP + pemetrexed 50mg/kg QDx3, IP, Q14D FHD-909 60mg/kg BID, PO + cisplatin 4mg/kg IP + pemetrexed 50mg/kg QDx3, IP, Q14D0 7 14 21 28 200 400 600 800 1000 1200 Days of Dosing (Dose Start Day 1) T u m o r v o lu m e ( m m 3 ) * * * * ** ## Note: * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, # additive by Bliss Independence analysis. Dosing holidays were applied to the 60mg/kg FHD-909 dose groups as appropriate. FHD-909 + cisplatin + pemetrexed A549 (SMARCA4mt, KRAS G12S) In vivo, combining FHD-909 with cisplatin and pemetrexed increased antitumor effect, resulting in tumor regression Additivity and synergy were also observed in vitro when FHD-909 was combined with cisplatin or pemetrexed

| FHD-909 in Combination with Standard Therapies Demonstrates Significant Activity in the RERF-LC-AI (SMARCA4 mutant) Xenograft NSCLC Model 23 0 7 14 21 28 200 400 600 800 1000 1200 1400 Days of Dosing (Dose Start Day 1) T u m o r V o lu m e ( m m 3 ) * * * * **# # Note: * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, # additive by Bliss Independence analysis. Cisplatin 4mg/kg IP + paclitaxel 10mg/kg IP, Q14D Vehicle Control 40mg/kg FHD-909, BID, PO FHD-909 40mg/kg BID PO + cisplatin 4mg/kg IP + paclitaxel 10mg/kg IP, Q14D In vivo, combining FHD-909 with cisplatin and paclitaxel increased antitumor effect, resulting in tumor regression Additivity and synergy were also observed in vitro when FHD-909 was combined with cisplatin or paclitaxel FHD-909 + cisplatin + paclitaxel RERF-LC-AI (SMARCA4mt)

| Synergistic Activity Observed for FHD-909 in Combination with KRAS Inhibitors In Vitro 24 0.1 1 10 100 -20 0 20 40 60 80 100 120 FHD-909 Concentration [nM] In h ib it io n ( % ) 12.5 1.56 0.19 DMSO [olomorasib] (nM) 100 0.1 1 10 100 -20 0 20 40 60 80 100 120 FHD-909 Concentration [nM] In h ib it io n ( % ) 50 12.5 3.125 DMSO [LY4066434] (nM) 200 FHD-909 + olomorasib (KRAS G12C inhibitor) FHD-909 + pan-KRAS inhibitor 0.1 1 10 100 1000 -20 0 20 40 60 80 100 120 FHD-909 Concentration [nM] In h ib it io n ( % ) 50 12.5 3.125 0.78 200 DMSO [LY3962673] (nM) 0.1 1 10 100 1000 -20 0 20 40 60 80 100 120 FHD-909 Concentration [nM] In h ib it io n ( % ) 12.5 3.1 0.8 DMSO 50 [LY3962673] (nM) 1 10 100 1000 10000 -20 0 20 40 60 80 100 120 FHD-909 concentration (nM) In h ib it io n ( % ) DMSO 7 14 28 56 113 225 450 900 [LY4066434](nM) 1 10 100 1000 10000 -20 0 20 40 60 80 100 120 FHD-909 Concentration [nM] In h ib it io n ( % ) 333.3 111.1 37.04 12.35 1000 DMSO [LY4066434](nM) NCI-H2030, Lung, NSCLC SMARCA4-/- KRAS(G12C) PATU-8988T, Pancreas, PDAC SMARCA4 - / fusion, KRAS(G12D)* SNU-407, Colon, CRC SMARCA4 P109fs194, R466C, Y507H, M1109V, KRAS(G12D) A549, Lung, NSCLC SMARCA4 Q729fs/H736Y, KRAS(G12S) PATU-8988T, Pancreas, PDAC SMARCA4 - / fusion, KRAS(G12V) Note: FHD-909 is reported in unbound concentrations in the assays; *CRISPR KI, fs frameshift FHD-909 + LY3962673 (KRAS G12D inhibitor) FHD-909 + LY4066434 (pan-KRAS inhibitor) FHD-909 + LY3962673 (KRAS G12D inhibitor) FHD-909 + LY4066434 (pan-KRAS inhibitor) NCI-H2030, Lung, NSCLC SMARCA4-/- KRAS(G12C)

| Combination of FHD-909 with KRAS Inhibitors Demonstrates Synergistic Activity in SMARCA4, KRAS Co-Mutated Human NSCLC Xenograft Models in vivo FHD-909 + olomorasib (KRAS G12C inh) NCI-H2030 (SMARCA4mt, KRAS G12C) 25 Vehicle Control 40mg/kg FHD-909, BID, PO Olomorasib 10mg/kg BID, PO FHD-909 40mg/kg BID, PO + olomorasib 10mg/kg BID, PO 0 7 14 21 28 0 500 1000 1500 2000 2500 3000 Days of Dosing (Dose Start Day1) T u m o r V o lu m e ( m m 3 ) ## synergistic (p<0.05) * * * ## Combination of FHD-909 with olomorasib demonstrated synergistic antitumor activity and sustained tumor regression in vivo Note: Olomorasib – LY3537982; * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, ## synergistic by Bliss Independence analysis.

| Combination of FHD-909 with KRAS Inhibitors Demonstrates Synergistic Activity in SMARCA4, KRAS Co-Mutated Human NSCLC Xenograft Models in vivo FHD-909 + pan-KRAS inh A549 (SMARCA4mt, KRAS G12S) 26 Combination of FHD-909 with pan-KRAS inhibitor resulted in synergistic antitumor activity and sustained tumor regression, in vivo Note: pan-KRAS inhibitor - LY4066434; * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treat ment groups vs vehicle control, ## synergistic by Bliss Independence analysis.

| FHD-909 in Combination with Pembrolizumab Shows Significantly Enhanced Anti-Tumor Activity in A549 CD34+ HSC Humanized Xenograft NSCLC Model 27 FHD-909 sensitized the tumor cells to pembrolizumab treatment resulting in enhanced combination activity, while pembrolizumab alone had no effect on tumor growth compared to vehicle control Note: HSC, hematopoietic stem cells; * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agents; # additive, ## synergistic by Bliss Independence analysis. FHD-909 (20 mg/kg) + pembrolizumab A549 (SMARCA4mt, KRAS G12S) FHD-909 (40 mg/kg) + pembrolizumab A549 (SMARCA4mt, KRAS G12S)

| A First-in-Human Phase 1 Trial of FHD-909 in Advanced Solid Tumor Patients with SMARCA4 Mutations Phase 1a Dose Escalation Advanced solid tumors with any SMARCA4 alteration (mTPI-2 method with backfillinga) Dose Level 1 Dose Level 2 Dose Level 3 Dose Level n Phase 1b Dose Expansionb Presence of a known or likely loss of function of SMARCA4 Part A: 2L + NSCLCc (Optional Randomized Dose Optimization) Part B: Other Solid Tumors Cohort A1 Cohort A2 (optional) Cohort A3 (optional) R a n d o m iz e d Cohort B1 • FHD-909 is administered orally BID, in 28-day cycles • Phase 1b may begin prior to completion of backfill in Phase 1a • In Phase 1b, no prior SMARCA2 (BRM) inhibitors/degraders are allowed Note: a Each dose level will enroll 3-6 DLT-evaluable patients; select dose levels may backfill up to 20 patients; N~80; b Phase 1b may open prior to completion of backfill; N~80; c Prior platinum doublet, immunotherapy, and antibody-drug conjugate therapy allowed; sponsor may initiate a randomized dose optimization cohort within Phase 1b across 2 or more dose levels 28

| Treatment Landscape in NSCLC by Line of Therapy 29 1st Line NSCLC Pembrolizumab-based regimens Other immune checkpoint inhibitor-based regimens Chemotherapy-based regimens 2nd Line NSCLC Chemotherapy-based regimens Ramucirumab (anti-VEGF) + chemotherapy Checkpoint inhibitor monotherapy 3rd Line NSCLC Chemotherapy-based regimens Other targeted agents + chemotherapy Relevant treatment regimens in each line of therapy for metastatic NSCLC* KRAS inhibitors Note: * Generalized across squamous and non-squamous metastatic NSCLC without driver mutation Source: CancerMPact 2024 US NSCLC TA report Targeted agents

| Treatment Landscape in NSCLC by Line of Therapy 30 1st Line NSCLC Pembrolizumab-based regimens Other immune checkpoint inhibitor-based regimens Chemotherapy-based regimens 2nd Line NSCLC Chemotherapy-based regimens Ramucirumab (anti-VEGF) + chemotherapy Checkpoint inhibitor monotherapy 3rd Line NSCLC Chemotherapy-based regimens Other targeted agents + chemotherapy Relevant treatment regimens in each line of therapy for metastatic NSCLC* Agents evaluated preclinically in combination with FHD-909 KRAS inhibitors Targeted agents Note: * Generalized across squamous and non-squamous metastatic NSCLC without driver mutation Source: CancerMPact 2024 US NSCLC TA report

| Selective SMARCA2 Degrader Achieved Complete SMARCA2 Degradation and Cell Growth Inhibition In Vitro 31 Degraders Caused Time- and Dose-Dependent SMARCA2 Degradation Antiproliferative Effects in A549 Mutant NSCLC Model A549 Ten-Day Proliferation AssaySMARCA2 / SMARCA4 HIBIT Data SMARCA2 SMARCA4 % D e g ra d a ti o n Concentration (uM) 0 25 50 75 100 1E-3 0.01 0.1 1 10 NOTE: Data as of Q4 2021.

Degrader Programs • Selective CBP Degrader • Selective EP300 Degrader • Selective ARID1B Degrader 32

Selective CBP Protein Degrader For EP300 Mutated Cancers 33

| CBP and EP300 Proteins – A Decades Long Challenge in Selectivity 34 CBP and EP300 Biology • CBP and EP300 are highly homologous, paralog histone acetyltransferases regulating enhancer-mediated transcription and protein stability • Dysregulation of CBP and EP300 has been implicated in multiple cancers • Dual targeting has revealed tolerability and safety issues Foghorn’s Solution... Highly Selective Degradation • Achieved selective targeting which results in improved tolerability and efficacy • Advancing two separate programs with defined dependencies and patient populations CoA TF TF TF RNA Polymerase Ac Ac CoA Ac Ac Ac CBP/ EP300 MYC Cell growth Cell survival Ac EP300 Degrader Approach Focus on EP300 Lineage Dependent Cancers CBP Degrader Approach Focus on EP300 Mutant Cancers via Synthetic Lethality

| Summary: Selective CBP Protein Degrader for EP300 Mutated Cancers 35 * Per year incidence in the U.S., EU5, Japan . Source: Clarivate DRG Mature Markets Data. Target / Approach • CREB binding protein (CBP) • Targeted protein degrader Initial Indication • EP300 mutated cancers (e.g., subsets of bladder, colorectal, breast, gastric and lung cancers) Mutation / Aberration • EP300 mutated cancers Stage / Next Milestone • Preclinical • IND planned for 2026 New Patients Impacted / Year* • Up to 10% of patients have an EP300 mutation across solid tumors representing ~ 100K addressable population Key Differentiation • Highly selective and potent • Increased tolerability relative to non-selective compounds • Long-acting formulation targets Q2-4W dosing • Compelling combination potential 10% 10% 8% 7% 6% 6% 5% 5% 3% 0% 5% 10% 15% Melanoma NSCLC Bladder Cancer Endometrial Gastric Breast Pancreatic Cancer Colorectal Cancer Commercial Opportunity SCCHN % of Patients with EP300 Mutation

| EP300mut Lung Cancer CDX (LU99) EP300mut Bladder Cancer CDX (639V) EP300mut Gastric Cancer CDX (AGS) Selective CBP Degradation Results in Significant Anti-Tumor Activity in EP300mut Solid Tumor Models 36 CBP 0.05 nM EP300 64 nM Fold Selectivity >1000x Degrader Selectivity FHT-CBPd-59 DC50 @24h 20 30 40 50 60 -20 -10 0 10 20 B o d y W e ig h t C h a n g e ( % ) Vehicle FHT-CBPd - 9, 10mg/kg (QD) FHT-CBPd - 9, 3mg/kg (QD) FHT-CBPd - 9, 1mg/kg (QD) FHT-CBPd - 9, 0.3mg/kg (QD) FHT-CBPd - 9, 0.1mg/kg (QD) Days after Tumor Inoculation 6 12 18 24 30 0 500 1,000 1,500 2,000 2,500 3,000 T u m o r V o lu m e ( m m ³ + S E M ) Vehicle FHT-CBPd-59, 10mg/kg (QD) FHT-CBPd-59, 3mg/kg (QD) 30 40 50 60 0 500 1000 1500 2000 2500 3000 Days After Tumor Inoculation T u m o r V o lu m e ( m m ³ + S E M ) Vehicle FHT-CBPd-59, 3 mg/kg (BID) FHT-CBPd-59,10 mg/kg (QD) 30 40 50 60 -20 -10 0 10 20 Days After Tumor Inoculation B o d y W e ig h t C h a n g e ( % ) 20 30 40 50 60 0 500 1,000 1,500 Vehicle FHT-CBPd-59, 10mg/kg (QD) FHT-CBPd-59, 3mg/kg (QD) FHT-CBPd-59, 1mg/kg (QD) FHT-CBPd-59, 0.3mg/kg (QD) FHT-CBPd-59, 0.1mg/kg (QD) T u m o r V o lu m e ( m m ³ + S E M )

| No Significant Difference in Platelet Counts at End of Study Tumor growth inhibition (regression) observed in EP300mut (639V) Bladder CDX Long-Acting Injectable (LAI) Formulation Provides Anti-Tumor Activity With a Single Injection 37 Company Confidential & Proprietary Information 25 30 35 40 45 50 0 500 1000 1500 2000 Days after Tumor Inoculation T u m o r V o lu m e ( m m ³ + S E M ) Vehicle, LAI FHT-CBPd-59, LAI 150mg/kg, Single Dose, IM FHT-CBPd-59, 10mg/kg, QD, SC Vehicle, QD PLT (x10 9 cells/L) 0 500 1000 1500 2000 2500 Daily (QD) Dosing Single Dose LAI Daily Dosing and Single Injection of LAI Formulation

| Foghorn Selective CBP Degrader Shows Promise in Combination With Standard Therapies in Preclinical ER+ Breast Cancer Models 38 CDK4/6 Inhibitor + Fulvestrant CBP Degrader (FHT-CBPd-41) + CDK4/6 inhibitor + Fulvestrant Cancer cell growth only significantly inhibited at highest concentrations of SoC combination CBP degrader dramatically improves the combination effects at lower doses in addition to showing monotherapy activity Monotherapy benefit Combination benefit

| Bone Marrow Staining (In Vivo) Platelet Counts Post Two Weeks of Dosing (In Vivo Mice Models) *Dual CBP/EP300 inhibition study used 3 weeks of dosing Preclinical Studies Indicate Selective CBP Degradation Did Not Show Thrombocytopenia and Spared Megakaryocytes In Vivo 39 PLT (x10 9 cells/L) 0 500 1,000 1,500 2,000 2,500 Study Day 14 P la te le ts (X 1 0 3 c e ll s /u L ) Vehicle FHT-CBPd - 9, 10mg/kg, SC, QD Dual BD inhibitor, (GNE-781), 30mg/kg, PO, BID FHT-CBPd-9 Dual CBP/EP300 Bromodomain Inhibitors Vehicle Dual BD inhibitor (CCS1477, Inobrodib), 20mg/kg, PO, QD*

Selective EP300 Protein Degrader For CBP Mutated and EP300 Dependent Cancers 40

| Summary: Selective EP300 Protein Degrader for CBP Mutant & EP300 Dependent Cancers 41 * Per year incidence in the U.S., EU5, Japan. Source: Clarivate DRG Mature Markets Data. Target / Approach • E1A binding protein p300 (EP300) • Targeted protein degrader Indications • AR+ Prostate • Broad range of heme malignancies • Bladder, melanoma, others Mutation / Aberration • EP300 dependent cancers • CBP mutant cancers Stage / Next Milestone • Preclinical • IND planned for 2026 New Patients Impacted / Year* • Over 100,000 Key Differentiation • Deeper efficacy response with selective degrader vs non-selective molecules • Improved tolerability profile vs non-selective molecules • Patient selection biomarker for Diffuse Large B-Cell Lymphoma (DLBCL) Commercial Opportunity EP300 Dependent Cancers • Hematologic malignancies • DLBCL • Multiple Myeloma • Solid Tumors • AR+ mCRPC • HR+ breast CBP Mutant Cancers 10% 10% 9% 8% 8% 8% 6% 0% 5% 10% 15% Melanoma Bladder NSCLC Endometrial Colorectal Gastric Breast % of Patients with CBP Mutation

| Anti-Tumor Activity Across Full Range of Heme Sub-Lineages (~ 70% of All Tested Cell Lines are Sensitive) EP300 Degradation Shows Anti-Proliferative Activity in Broad Range of Hematological Malignancies 42 MM: Multiple Myeloma; DLBCL: Diffuse Large B-Cell Lymphoma; AML: Acute Myeloid Leukemia; BL: Burkitt’s Lymphoma; TCL: T-cell Lymphomas; T-ALL: T-cell Acute Lymphoblastic Leukemia; B-ALL: B-cell Acute Lymphoblastic Leukemia; CML: Chronic Myeloid Leukemia; HL: Hodgkin Lymphoma; MCL: Medial Collateral Ligament

| Multiple Myeloma (MM1S) CDX DLBCL (KARPAS422) CDX AR+ Prostate (VCaP) CDX EP300 Degradation Results in Significant Tumor Growth Inhibition in Multiple Myeloma, DLBCL and Prostate Models 43 10 20 30 40 50 0 500 1,000 1,500 2,000 Vehicle FHT-EP300d - 32, SC, 50mg/kg (BID) Enzalutamide, PO, 30mg/kg (QD) T u m o r V o lu m e ( m m ³ + S E M ) Days After Tumor Inoculation 10 20 30 40 50 -20 -10 0 10 20 Days After Tumor Inoculation B o d y W e ig h t C h a n g e ( % ) 5 10 15 20 25 30 35 40 45 0 500 1,000 1,500 2,000 Vehicle FHT-EP300d - 32, SC, 50mg/kg (BID) Days After Tumor Inoculation FHT-EP300d - 32, SC, 20mg/kg (BID) FHT-EP300d - 32, SC, 10mg/kg (BID) T u m o r V o lu m e ( m m ³ + S E M ) 10 15 20 25 30 -20 -10 0 10 20 Days After Tumor Inoculation B o d y W e ig h t C h a n g e ( % ) 10 15 20 25 30 0 500 1,000 1,500 2,000 2,500 3,000 Days After Tumor Inoculation T u m o r V o lu m e ( m m ³ + S E M ) Vehicle FHT-EP300d - 53, SC, 30mg/kg (QD) FHT-EP300d - 53, SC, 10mg/kg (QD) CCS1477 (Inobrodib), PO, 20mg/kg (QD) CBP >1 uM EP300 0.7 nM Fold Selectivity >1000x Degrader Selectivity FHT-EP300d-53 DC50 @24h CBP >1 uM EP300 23 nM Fold Selectivity >40x Degrader Selectivity FHT-EP300d-32 DC50 @24h

| • Non-selective dual CBP/EP300 inhibitor shows tumor stasis, but clinical safety (i.e., thrombocytopenia) resulted in dosing holidays • Selective EP300 degrader can achieve deeper responses (complete tumor regression) with no thrombocytopenia • Selective EP300 degrader with improved therapeutic window enables sustained target coverage and improved efficacy Multiple Myeloma CDX treated w/ dEP300 - VHL Multiple Myeloma CDX treated w/ dEP300 - HL Selective EP300 Degrader Demonstrated Complete Response (Tumor Regression) in Multiple Myeloma Model 44 10 15 20 25 30 0 500 1,000 1,500 2,000 2,500 3,000 Days After Tumor Inoculation T u m o r V o lu m e ( m m ³ + S E M ) Vehicle FHT-EP300d - 53, SC, 30mg/kg (QD) FHT-EP300d - 53, SC, 10mg/kg (QD) CCS1477 (Inobrodib), PO, 20mg/kg (QD) 10 15 20 25 30 -20 -10 0 10 20 Days After Tumor Inoculation B o d y W e ig h t C h a n g e ( % ) 10 15 20 25 30 0 50 100 150 200 250 300 350 400 Days After Tumor Inoculation T u m o r V o lu m e ( m m ³ + S E M ) FHT-90532, 30mpk, QDx21, SC (ΔTGI=106.0%) FHT-90532, 10mpk, QDx21, SC (ΔTGI=102.1%) CCS1477 (Inobrodib), 20mpk, QDx21, PO (ΔTGI=99.7%) Multiple Myeloma CDX Treated With dEP300 – VHL

| Identification of a Patient Selection Biomarker in DLBCL • Screened 28 DLBCL cell lines; ~60% are sensitive • Two-step biomarker of sensitivity: ‒ EP300 present (no high-impact mutations in EP300) and ‒ One of two other mutations • Mechanistic hypothesis being further validated In Vitro Anti-Proliferation Screen Using Selective EP300 Degrader 45

| Multiple Myeloma CDX treated w/ dEP300 - CRBN dEP300-CRBN demonstrates 32% oral bioavailability Multiple Myeloma CDX treated w/ dEP300 - CRBN Multiple Myeloma CDX treated w/ dEP300 - CRBN Oral EP300 Selective Degrader Shows Promising Efficacy at Tolerated Doses With No Thrombocytopenia 46 CCS1477 Inobrodib dEP300-CRBN, p.o. Vehicle, p.o Multiple Myeloma CDX Tr ated With dEP300 – CRBN CBP 50 nM EP300 0.2 nM Fold Selectivity 250x Degrader Selectivity FHT-EP300d-CRBN DC50 @24h

Selective ARID1B Protein Degrader For ARID1A Mutated Cancers 47

| ARID1B is a Major Synthetic Lethal Target With Potential in Up To 5% of All Solid Tumors 48 * Per year incidence in the U.S., EU5, Japan. Source: Clarivate DRG Mature Markets Data. Target / Approach • ARID1B • Targeted protein degrader Initial Indication • ARID1A mutated cancers (e.g. ovarian, endometrial, colorectal, bladder and other cancers) Mutation / Aberration • ARID1A mutations Stage / Next Milestone • Preclinical • Program update in 2025 New Patients Impacted / Year* • ARID1A is one of the most mutated protein in cancers (~ 5% of all solid tumors) representing > 175K addressable patients across solid tumors Key Differentiation • Multiple ARID1B binders with nM affinity and selectivity • ARID1B degradation achieved Uterine Bladder Stomach Cholangiocarcinoma Liver Esophageal Ovarian Colorectal Melanoma 0% 10% 20% 30% 40% Commercial Opportunity % of Patients with ARID1A Mutation

| Foghorn is First to Report Selective Degradation of ARID1B 49 ARID1A/B BAF Nucleosome PDB ID: 6LTJ Company Confidential & Proprietary Information • Foghorn has developed potent and selective binders • Foghorn is first to report selective degradation • Program update expected in 2025

| Compound Screening and Structure-Based Optimization Yielded Selective ARID1B Binders 50 • Mapped and purified several potential ligandable regions of ARID, which were then screened against various compound libraries • Characterized binding using multiple biochemical and biophysical techniques: e.g. DSF, ASMS, NMR, and SPR • Determined X-ray crystal structure of ARID ligandable domains with specific binders • Leveraged these structures to drive binding affinities and expand binding chemotypes Identification of Selective ARID1B Binders X-Ray Crystal Structures Detail Selective ARID1B Binding

| Structure-Based Optimization Drove Improved ARID1B Binding Affinity From 100 uM to Less Than 200 nM 51 1.4 Å co-xtal structure 2.0 Å soak structure 1.7 Å soak structure ARIDb-2 ARID1B Kd: 15 uM ARIDb-1 ARID1B Kd: 100 uM ARIDb-3 ARID1B Kd: 0.5 uM ARIDb-9 ARID1B Kd: 0.2 uM 1.9 Å co-xtal structure 1 10 100 1000 0.0 0.2 0.4 0.6 0.8 1.0 FHT-0074317-001 [Compound] uM T a rg e t e n g a g e m e n t 1 10 100 1000 0.0 0.2 0.4 0.6 0.8 1.0 FHT-0074421-001 [Compound] uM T a rg e t e n g a g e m e n t 1 10 100 1000 0.0 0.2 0.4 0.6 0.8 1.0 FHT-0081169-001 [Compound] uM T a rg e t e n g a g e m e n t 1 10 100 1000 0.0 0.2 0.4 0.6 0.8 1.0 FHT-0067367-003 [Compound] uM T a rg e t e n g a g e m e n t Gen 1: Screening Hit Gen 2: Early Optimization Gen 3: Sub-uM Affinity

| Advancing Multiple Programs with Near-Term Milestones Through 2026 52 Phase 1 Monotherapy DataFHD-909* (LY4050784) (Selective SMARCA2 Inhibitor) 2026IND / Phase 1 InitiationSelective CBP Degrader 2026IND / Phase 1 InitiationSelective EP300 Degrader ConfidentialIND / Phase 1 InitiationSelective SMARCA2 Degrader* ConfidentialTarget Disclosure and INDLilly Target #2 2025Program UpdateSelective ARID1B Degrader * 50/50 U.S. economic split Confidential

| Developing First-in-Class Precision Medicines Targeting Major Unmet Needs in Cancer 53 Large Market Potential Chromatin biology is implicated in up to 50% of tumors, potentially impacting ~2.5 million patients Foghorn’s current pipeline potentially addresses more than 500,000 of these patients Broad pipeline across a range of targets and small molecule modalities Major Strategic Collaboration Strategic collaboration with Lilly; $380 million upfront; 50/50 U.S. economic split on two lead programs Well- Funded $243.7 million in cash and equivalents (as of 12/31/2024) Cash runway into 2027 Shares outstanding: approximately 62.5M* Value Drivers Selective SMARCA2 Inhibitor, FHD-909, partnered with Lilly, in Phase 1 trial Advancement of preclinical assets (Selective SMARCA2 Degrader, CBP, EP300, ARID1B) towards INDs Protein degrader platform with expansion into induced proximity Leader in Unique Area of Cancer Biology Foghorn is a leader in targeting chromatin biology, which has the potential to address underlying dependencies of many genetically defined cancers Platform with initial focus in oncology, therapeutic area expansion potential *Includes common shares outstanding and pre-funded warrants as of 12/31/2024.

Unique biology Precision therapeutics Broad impact 54 April 2025

Appendix 55

Induced Proximity Platform Evolution FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex 56

| Existing Capabilities Have Produced Multiple Degrader Programs and are Setting Foundation for Expansion Into Induced Proximity 57 TargetDegrader Machinery (E3 Ligase) TargetEffector Post-Translational modification - dependent Protein Stabilization Modulation of gene activation/repression Induced Proximity describes a chemical means to bring together a target and effector to re-program disease states Targeted protein degradation is a compelling example of induced proximity Induced proximity offers an almost endless opportunity to modulate biology

| Induced Proximity Platform Demonstrates Initial POC for DUBTAC 58 increase in protein levels DUBTACs (deubiquitinase targeting chimera) are heterobifunctional molecules that recruit a DUB to a target of interest in order to remove the ubiquitin “degradation tag”, thereby resulting in protein stabilization DUBTAC treatment selectively stabilizes BRD7 over BRD9 • BRD7 DUBTAC treatment results in up to 50% increase in BRD7 levels as compared to binder alone, but does not result in stabilization of a highly similar paralogue, BRD9 • Stabilization of BRD7 levels could be new mechanism to impact metabolic and endocrine diseases Impacting Post translational modifications BRD9 binder – 370 nM BRD9 binder – 120 nM BRD9 binder – 40 nM BRD9 DUBTAC1 – 370 nM BRD9 DUBTAC1 – 120 nM BRD9 DUBTAC1 – 40 nM DMSO

| Induced Proximity Platform Demonstrates Potential for Novel Approach to Activate Cell Death Cascade 59 Normal BCL6 Function BCL6 Activation with BAF-BCL6 Heterobifunctional • BCL6 is a proto-oncogene, which binds to promoters of cell death genes and suppresses their expression • We have developed a hetero-bifunctional molecule which couples the chromatin remodeling complex BAF with BCL6 • BAF releases the BCL6 complex, which activates the cell death cascade killing tumor cells • BCL6 inhibitors: GNE and BI, administered on their own have no effect on tumor cells • Genes downstream of BCL6 become more highly expressed when coupled with BAF vs. the BCL6 inhibitor alone STOP DMSO GNE (EC50: 81.65 μM) BI (EC50: 24.34 μM) FHTX (EC50: 0.8614 μM) GNE + BI (EC50: 16.16 μM) KARPAS422 Modulating gene activation/repression BAF-BCL6 heterobifunctional releases cell death cascade

| 48 Nuclear Hormone Receptors Nuclear hormone receptor are implicated in multiple biology processes across most organ systems • Only 10 nuclear hormone receptors have been drugged and approved to date (e.g., AR, ER Glucocorticoids, thyroid HR alpha beta) • Despite decades of development most others have not successfully been developed into drugs for various reasons (e.g. lack of efficacy, safety) • Make existing agonists or antagonists more efficacious • Improve upon failed approaches by addressing efficacy and/or safety issue ~ 10 Nuclear Hormone Receptors Applications of FHTX Induced Proximity Platfrom Access to multiple TAs and indications given promiscuity of HR across multitude of biology processes Induced Proximity Platform Offers Expansion Beyond Oncology; Nuclear Hormone Receptors Initial Area of Focus – Potential for Partnerships 60

| Degrader Design Degrader Optimization Degrader Development Best-in-Class Induced Proximity Modulator • Structural prediction/ docking • Well-developed toolkit • Flexibility- rigidity • Charge • Hydrophobicity • Commercial and proprietary covalent and fragment screening libraries • Target binders • Oral, IV and LAI formulation for drug delivery Computational Chemistry (ML, AI, Virtual Screens) Proprietary E3 Ligase Libraries Binder DiscoveryLinker Toolkit Mechanism and Kinetics Exploratory Biology In vivo Validation (Efficacy and Safety) Proprietary Formulation & Delivery Platform • BAF complex subunits, CBP, EP300 Privileged Collection of Handles Degrader Platform Uniquely Enables Expansion into Induced Proximity 61 • Proprietary E3 ligase binders o ~ 15 -17 in internal library o UBR5 • Specificity/Selectivity (global proteomics) • Kinetics (Dmax/DC50) • Cooperativity (e.g., ternary complex) • Permeability • MoA characterization • Cellular and permeability assays • In Vitro efficacy • Indication selection • Combinations • Resistance mechanisms • In Vivo models • PK/PD determination, modeling and dose prediction

Drugging Transcription Factors Multiple Approaches FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex 62

| Foghorn’s Transcription Factor Platform: 4 Approaches 63 Transcription Factor Chromatin Remodeler Modulating TF activity via Protein-Protein Interaction Disruptors Transcription Factor Native E3 Ligase Degrading TFs via recruitment of the native E3 ligase using molecular glue = MG (Molecular Glue) Leveraging Phenotypic Screening to reduce TF levels in disease relevant settings Re-wiring transcription through Induced Proximity with TFs Disease relevant cell lines Transcription Factor Activator/ Repressor = CIP (Chemical Inducer of Proximity) CIP MG Transcription Factor